Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 U.S.C. Section 1350
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Jacobs Engineering Group Inc. (the “Company”) on Form 10-K for the year ended September 28, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin C. Berryman, Chief Financial Officer of the Company (principal financial officer), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kevin C. Berryman
Kevin C. Berryman
Executive Vice President
and Chief Financial Officer

November 21, 2018
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.